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                                                                   EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 22, 2001, included in Northern Illinois Gas Company's Form 10-K for the year ended December 31, 2000, and to all references to our firm included in this registraiton statement.

/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP


Chicago, Illinois
July 16, 2001